                                                                       Exhibit A


                    AGREEMENT REGARDING THE JOINT FILING OF
                                  SCHEDULE 13G

                             _____________________


The undersigned hereby agree as follows:

          (i) Each of them is individually eligible to use the Schedule 13G to which this Exhibit is attached, and such Schedule 13G is filed on behalf of each of them; and

          (ii) each of them is responsible for the timely filing of such
Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Date: February 12, 2001

                                   BAIN CAPITAL FUND VI, L.P.

                                   By:  Bain Capital Partners VI, L.P.,
                                      its General Partner

                                   By:  Bain Capital Investors VI, Inc.,
                                      its General Partner

                                   By: /s/ Dennis M. Myers
                                       ---------------------------------
                                       Name:  Dennis M. Myers
                                       Title: Attorney-in-Fact


                                   BAIN CAPITAL PARTNERS VI, L.P.

                                   By:  Bain Capital Investors VI, Inc.,
                                      its General Partner

                                   By: /s/ Dennis M. Myers
                                       ----------------------------------
                                       Name:  Dennis M. Myers
                                       Title: Attorney-in-Fact

                              Page 22 of 27 Pages
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                                   BAIN CAPITAL INVESTORS VI, INC.

                                   By: /s/ Dennis M. Myers
                                       --------------------------------
                                       Name:  Dennis M. Myers
                                       Title: Attorney-in-Fact


                                   BCIP ASSOCIATES II
                                   BCIP TRUST ASSOCIATES II
                                   BCIP ASSOCIATES II-B
                                   BCIP TRUST ASSOCIATES II-B
                                   BCIP ASSOCIATES II-C

                                   By:  Bain Capital, Inc.,
                                      their Managing General Partner

                                   By: /s/ Dennis M. Myers
                                       ---------------------------------
                                       Name:  Dennis M. Myers
                                       Title: Attorney-in-Fact


                                   BAIN CAPITAL, INC.

                                   By: /s/ Dennis M. Myers
                                       -------------------------------
                                       Name:  Dennis M. Myers
                                       Title: Attorney-in-Fact


                                   PEP INVESTMENTS PTY LIMITED

                                   By:  Bain Capital, Inc.,
                                      its Attorney-in-Fact

                                   By: /s/ Dennis M. Myers
                                       ---------------------------------
                                       Name:  Dennis M. Myers
                                       Title: Attorney-in-Fact


                                       /s/ W. Mitt Romney
                                   ________________________________________
                                               W. Mitt Romney

                              Page 23 of 27 Pages